UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

XCEL BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37527	76-0307819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (347) 727-2474

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XELB	NASDAQ Global Select Market

Item 1.01	Entry Into a Material Definitive Agreement

On May 22, 2024, Xcel Brands, Inc. (the “Company”) and Gold Licensing, LLC, a wholly-owned subsidiary of the Company (“Gold” and, together with the Company, the “Xcel Parties”), entered into a binding term sheet with Lori Goldstein (“LG”) and Lori Goldstein Ltd (“Buyer” and, together with LG, the “LG Parties”) with respect to the sale by Gold to Buyer of all of the assets acquired by Gold pursuant to the Asset Purchase Agreement (the “APA”) dated Mach 30, 2021 and any intellectual property created thereafter that is based on such amounts (collectively, the “Assets”). The assets consist of (i) all trademarks related to “Lori Goldstein,” including her name, usage and likeness and related intellectual property, (ii) the LOGO trademarks and related intellectual property, all URLs, social media accounts and domain names and (iii) the May 1, 2013 agreement between QVC, Inc. and Buyer, as amended and previously assumed by Gold. The purchase of the Assets shall be effective June 30, 2024 (the “Closing Date”).

Pursuant to the Term Sheet, the LG Parties waive the rights to the unpaid portion of the earn-out payment for 2023 and pro rata portion of the earn-out payments for 2024 through the Closing Date, each as determined in accordance with the APA. Additionally, the right to future earn-out payments and bonus under the APA and employment agreement terminate. During the period through the Closing Date, LG shall remain employed by the Company and has agreed to make all of her scheduled appearances on QVC through the Closing Date; The Term Sheet is a binding obligation on the LG Parties and the Xcel Parties to execute definite agreements, including mutual general releases, by June 21, 2024 (the “Deadline”).

Pursuant to the Term Sheet, the LG Parties and the Xcel Parties will jointly request an adjournment of the arbitration proceeding commenced by the Xcel Parties against the LG Parties and such adjournment shall be without prejudice unless and until the Parties do not mutually execute definite agreements relating to the transactions covered by the Term Sheet by the expiration of the Deadline.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCEL BRANDS, INC. (Registrant)

By:	/s/ James F. Haran
	Name:	James F. Haran
	Title:	Chief Financial Officer

Date: May 24, 2024